UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2010

XO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)

(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Promissory Note
     The discussion of the Revolving Promissory Note, as defined below, set forth in Item 2.03 is incorporated in this Item 1.01 by reference thereto.

Guaranty Agreement
     The discussion of the Guaranty Agreement, as defined below, set forth in Item 2.03 is incorporated in this Item 1.01 by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Revolving Promissory Note
     XO Communications, LLC (“XO LLC”), a wholly owned subsidiary of XO Holdings, Inc., entered into a revolving promissory note with Arnos Corp. (“Arnos”), a company affiliated with XO Holdings’ chairman, Carl C. Icahn, dated as of October 8, 2010 (the “Revolving Promissory Note”).

    Pursuant to the Revolving Promissory Note, Arnos made available to XO LLC a revolving loan facility of up to $50,000,000 in aggregate principal amount.  Borrowings under the Revolving Promissory Note will bear interest at a rate equal to the greater of the LIBOR rate plus 525 basis points, and 6.75%. The Revolving Promissory Note also includes a fee of 0.75% on undrawn amounts and matures on the earliest of (i) October 8, 2011, (ii) the date on which any financing transaction, whether debt or equity, is consummated by the company or certain of its affiliates in an amount equal to or greater than $50 million, and (iii), at the company’s option, a date selected by the company that is earlier than October 8, 2011.

    The foregoing discussion of the terms of the Revolving Promissory Note is qualified in its entirety by reference to the Revolving Promissory Note, a copy of which is filed herewith as Exhibit 10.1 and is incorporated in this Item 2.03 by reference thereto.

Guaranty Agreement

     The obligations of XO LLC under the Revolving Promissory Note are jointly and severally guaranteed by XO Holdings, Inc. and certain of its subsidiaries, pursuant to a guaranty agreement dated as of October 8, 2010 (the “Guaranty Agreement”), a copy of which is filed herewith as Exhibit 10.2 and is incorporated in this Item 2.03 by reference thereto.

     The foregoing discussion of the terms of the Guaranty Agreement is qualified in its entirety by reference to the Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated in this Item 2.03 by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Revolving Promissory Note, dated as of October 8, 2010

10.2	Guaranty Agreement, dated as of October 8, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Laura W. Thomas
	Name:	Laura W. Thomas
	Title:	Senior Vice President and Chief Financial Officer

Date: October 12, 2010